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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the use in this Registration Statement on Form S-8 of our report dated February 16, 1996, relating to the consolidated financial statements of Gaylord Companies, Inc. and the reference to our firm in this Registration Statement.



                          /s/ Feldman Radin & Co., P.C.
                            FELDMAN RADIN & CO., P.C.
                          Certified Public Accountants

New York, New York
September 30, 1996